SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

APRIL 15, 2003

TEXAS REGIONAL BANCSHARES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	000-14517	74-2294235
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. BOX 5910

3900 NORTH 10TH STREET, 11TH FLOOR

MCALLEN, TX 78502-5910

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(956) 631-5400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

EXPLANATORY NOTE TO AMENDMENT NO. 1

                This Amendment No. 1 on Form 8-K/A amends a Form 8-K filed today to clarify that the disclosure is also provided under Item 12.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                See Item 9 below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

                99.1         Press release of Texas Regional Bancshares, Inc. dated April 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE (PROVIDED UNDER ITEM 12)

                The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

                On April 15, 2003, Texas Regional Bancshares, Inc. issued a press release announcing first quarter 2003 earnings.  The press release, which is attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

April 15, 2003	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number

99.1         Press release of Texas Regional Bancshares, Inc. dated April 15, 2003.